SIMPLIFY NEXT INTANGIBLE VALUE INDEX ETF

NXTV

(a series Simplify Exchange Traded Funds)

Supplement dated May 1, 2025 to the Prospectus and

Statement of Additional Information (“SAI”) dated November 1, 2024

The Board of Trustees (the “Board”) of Simplify Exchange Traded Funds (the “Trust”) has determined that it is in the best interests of shareholders to liquidate the Simplify Next Intangible Value Index ETF (the “Fund”), a series of the Trust, following a recommendation by the Fund’s investment adviser, Simplify Asset Management, Inc. The Board has determined to liquidate the Fund with the liquidation payment to shareholders expected to take place on or about May 30, 2025 (“Liquidation Date”).

After the close of business on May 23, 2025, the Fund no longer will accept creation orders. The last day of trading in the Fund on the Cboe BZX Exchange, Inc. (the “Exchange”) will be May 23, 2025. Shareholders should be aware that while the Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings of the Fund on the Exchange until market close on May 23, 2025 and may incur typical transaction fees from their broker-dealer. The Fund’s shares will no longer trade on the Exchange after market close on May 23, 2025, and the shares will be subsequently delisted. Shareholders who do not sell their shares of the Fund before market close on May 23, 2025 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about the Liquidation Date.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. You may wish to consult your tax advisor about your particular situation.

If you have questions or need assistance, please contact your financial advisor directly or the Fund at (855) 722-8488.

This Supplement and the Prospectus and Statement of Additional Information dated November 1, 2024, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (855) 722-8488.